UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 9, 2009


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


        Louisiana                      0-22303                    72-1147390
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On February 9, 2009, the Board of Directors of Gulf Island Fabrication, Inc. (the "Company"), following the recommendation of the Compensation Committee of the Board, approved an increase in the annual base salary of Kirk J. Meche, President and Chief Operating Officer of the Company, to $285,000 effective January 1, 2009.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GULF ISLAND FABRICATION, INC.

                                        By:     /s/ Robin A. Seibert
                                           -------------------------------------
                                                   Robin A. Seibert
                                                Vice President - Finance,
                                                 Chief Financial Officer
                                                     and Treasurer
                                              (Principal Financial Officer
                                               and Duly Authorized Officer)


Dated: February 11, 2009